UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 23, 2022

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 550
Las Vegas,	Nevada	89169
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On June 23, 2022, an amendment contract to the Subconcession Contract (as defined below) (the “Subconcession Extension Contract”) was approved and authorized by the Macao government and executed between Venetian Macau Limited (“VML”), an indirect subsidiary of Las Vegas Sands Corp., and Galaxy Casino Company Limited (“Galaxy”).

Pursuant to the Subconcession Extension Contract, the gaming subconcession of VML under the Subconcession Contract for the operation of casino games of chance or games of other forms in the Macao Special Administrative Region, effective December 26, 2002, between Galaxy, as concessionaire, and VML, as subconcessionaire (the “Subconcession Contract”), has been extended from June 26, 2022 to December 31, 2022. VML has paid the Macao government 47 million patacas (equivalent to approximately $6 million) with the execution of the Subconcession Extension Contract, as the contract premium for such extension. Pursuant to the Subconcession Extension Contract, VML will provide a bank guarantee in an amount of approximately 2,310 million patacas (equivalent to approximately $286 million) to the Macao government within three months from the date of execution of the Subconcession Extension Contract to guarantee the satisfaction of its existing commitment of labor liabilities upon expiry of the Subconcession Extension Contract. The Macao government may require an increase in the amount of said guarantee, depending on the actual number of employees employed by VML.

The foregoing summary of the Subconcession Extension Contract is not complete and is qualified in its entirety by reference to the full and complete text of the Subconcession Extension Contract, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2022 to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 23, 2022

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary